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                                                                   EXHIBIT 10.17

                        AMENDMENTS TO THE VENCOR, INC.
                      1987 INCENTIVE COMPENSATION PROGRAM


                              SEPTEMBER 27, 1995


     The undersigned, JUNE N. KING, the duly elected and acting Assistant Secretary of VENCOR, INC., a Delaware corporation (the "Company"), hereby certifies that set forth below are Amendments to the Vencor, Inc. 1987 Incentive Compensation Program (the "Program"), which Amendments became effective as of September 27, 1995:

     Section 5.1 of the Program is hereby amended in its entirety to read as follows:

               "5.1.  Number of Shares  Subject to adjustment as provided in
                      ----------------
          Section 11.6, the number of shares of Common Stock which may be issued under the Program shall not exceed 6,900,000 shares of Common Stock."

     WITNESS the signature of the undersigned Assistant Secretary of the Company as of September 27, 1995.


                                    /s/ June N. King
                                    ---------------------------------------
                                    June N. King
                                    Assistant Secretary